UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 26, 2005


                               SERVOTRONICS, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                     1-07109                      16-0837866
        --------                     -------                      ----------
(State or Other Jurisdiction    (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)


                  1110 Maple Street, Elma, New York 14059-0300
                  --------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                  716-655-5990
                                  ------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

___  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On August 16, 2005 the Company filed a Form 12b-25 Notification of Late Filing relative to its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005 with the Securities and Exchange Commission (SEC). A press release containing preliminary financial information was issued at that time. Subsequently, on August 22, 2005, the Company filed a 6/30/2005 Form 10-QSB with the SEC which indicated that the Company's independent registered public accounting firm was unable to complete its required review of the Form 10-QSB for the reason described below. As a result of the above, the American Stock Exchange staff advised the Company that it is not in compliance with sections 134 and 1101 of the AMEX Company Guide which requires timely filing of a Company's 10-QSB's with the Securities and Exchange Commission. The American Stock Exchange staff invited the Company to submit a plan of compliance by September 9, 2005. Such a plan, which requires AMEX approval, is to show the Company will regain its compliance with the AMEX listing requirements no later than October 6, 2005. The notice from the AMEX was not a notice of delisting.

The filed Form 12b-25 stated the reason for the filing delay. On August 22, 2005, the Company filed a Form 10-QSB and indicated that the Company's independent registered public accounting firm was unable to complete a review of the interim unaudited financial statements included therein due to the Company's ongoing investigation of certain checks issued from the Company's payroll account which were not in conformity with the Company's controls and procedures.

The Company is working with the accounting firm engaged by the Company's Audit Committee to complete the investigation so as to enable the Company to obtain the necessary accountant's review of the Form 10-QSB for the quarter ended June 30, 2005 as soon as reasonably practicable and to restore our compliance with the AMEX requirements.

A copy of the press release issued by the Company announcing receipt of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

          The following are filed as exhibits to this Current Report on Form 8-K:

             99.1 Servotronics, Inc. Press Release issued September 1, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 1, 2005

                                           SERVOTRONICS, INC.

                                       By: /s/ CARI L. JAROSLAWSKY
                                           -----------------------------------
                                               Cari L. Jaroslawsky
                                               Interim Chief Financial Officer